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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 9, 2003


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                             ALLEGHANY CORPORATION

             (Exact name of registrant as specified in its charter)


           Delaware                    1-9371                    51-0283071
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification No.)




                375 Park Avenue, Suite 3201
                     New York, New York                    10152
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         (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code (212) 752-1356
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Item 5.         Other Events


     On June 9, 2003, Alleghany Corporation issued a press release announcing that it had entered into a definitive agreement to acquire Royal Specialty Underwriting, Inc., the Atlanta, Georgia-based excess and surplus underwriting subsidiary of Royal & Sun Alliance Insurance Group plc. A copy of such release is attached hereto as Exhibit 99.1.
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                                   Signature


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ALLEGHANY CORPORATION





                                 /s/ Peter R. Sismondo
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                           By:   Peter R. Sismondo
                                 Vice President,
                                 Controller,
                                 Treasurer and Assistant
                                   Secretary



Date: June 9, 2003


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                               Index to Exhibits



Exhibit Number                      Exhibit Description
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99.1                        Press Release Announcing Agreement of Alleghany
                            Corporation to Acquire Royal Specialty
                            Underwriting, Inc.